ARBUTUS BIOPHARMA CORPORATION 2026 OMNIBUS SHARE AND INCENTIVE PLAN INCENTIVE STOCK OPTION AGREEMENT COVER SHEET Arbutus Biopharma Corporation, a company incorporated under the laws of the Province of British Columbia (the “Company”), hereby grants an option (the “Option”) to purchase the Company’s common shares, without par value (the “Common Shares”), to the Grantee named below, subject to the vesting and other conditions set forth below. Additional terms and conditions of the Option are set forth in this cover sheet and in the attached Incentive Stock Option Agreement (together, the “Agreement”) and in the Arbutus Biopharma Corporation 2026 Omnibus Share and Incentive Plan (as it has been or may be amended and/or restated from time to time, the “Plan”). Name of Grantee: [●] Grant Date: [●] Number of Common Shares Covered by the Option: [●] Option Price per Common Share: [●] Vesting Commencement Date: [●] Vesting Schedule: The Option shall vest as follows: one third to vest on [INSERT DATE]; one third to vest on [INSERT DATE] and one third to vest on [INSERT DATE], while the Grantee remains an eligible Service Provider, and will be exercisable in whole up to the expiration of the Option or such earlier date as may be required or stipulated in accordance with the Plan or the terms of this Agreement; the Option, once vested, shall remain vested until the expiration, termination or surrender of the Option. By your electronic acknowledgement of this Agreement, you agree to all of the terms and conditions described in the Agreement and in the Plan (a copy of which has been made available to you and will be provided on request). You acknowledge that you have carefully reviewed the Plan and agree that the Plan shall control in the event any provision of this Agreement should appear to be inconsistent with the Plan. Grantee: Date: (Signature) Company: Date: (Signature) Name: Title:

Attachment This is not a share certificate or a negotiable instrument.

1 ARBUTUS BIOPHARMA CORPORATION 2026 OMNIBUS SHARE AND INCENTIVE PLAN INCENTIVE STOCK OPTION AGREEMENT Incentive Stock Option This Agreement evidences an award of an Option exercisable for the number of Common Shares set forth on the cover sheet and subject to the terms and conditions set forth in this Agreement and the Plan. This Option is intended to be an incentive stock option under Code Section 422 and will be interpreted accordingly, provided, that, the Company makes no representation or guarantee that the Option will qualify as an Incentive Stock Option. To the extent that all or part of this Option exceeds the “$100,000 per year limitation” rule of Code Section 422(d), this Option or the lesser excess part will be deemed to be a Nonqualified Stock Option. Vesting Your Option is exercisable only before it expires and then only with respect to the vested portion of the Option. Your Option shall vest in accordance with the vesting schedule set forth on the cover sheet of this Agreement. To the extent that vesting could result in any fractional shares, resulting fractional shares will be rounded to the nearest whole Common Share and shall be rounded down as necessary as of the last applicable vesting date; provided, in all cases, you cannot vest in more than the number of Common Shares covered by your Option, as set forth on the cover sheet of this Agreement. Leaves of Absence For purposes of this Agreement, your Service does not terminate when you go on a bona fide leave of absence that was approved by the Company in writing if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by Applicable Laws. However, in all other cases, your Service will be treated as terminating ninety (90) days after you went on employee leave, unless your right to return to active work is guaranteed by law or by a contract. Your Service terminates in any event when the approved leave ends unless you immediately return to active employee work. The Company may determine, in its discretion, which leaves count for this purpose and when your Service terminates for all purposes under the Plan in accordance with the provisions of the Plan. Expiration/Term Notwithstanding anything in this Agreement to the contrary, your Option will expire in any event at the close of business at Company headquarters on the day before the tenth (10th) anniversary of the Grant Date (or, if you are a Ten Percent Shareholder, on the day before the fifth (5th) anniversary), as shown on the cover sheet. Your Option will expire earlier if your Service terminates, as described below, or may terminate earlier if a Change in Control occurs. Qualification as an Incentive Stock Option; Certain Dispositions It is understood that this Option is intended to qualify as an Incentive Stock Option to the extent permitted under Applicable Laws. Accordingly, you understand that in order to obtain the benefits of an Incentive Stock Option, no sale or other disposition may be made of shares for which Incentive Stock Option treatment is desired within one (1) year following the date of exercise of the Option or within two (2) years from the Grant Date. You understand and agree that the Company shall not be liable or responsible for any additional tax liability you incur in the event that the Internal Revenue Service for any

2 reason determines that this Option does not qualify as an Incentive Stock Option within the meaning of the Code. Forfeiture of Unvested Options Unless the termination of your Service triggers accelerated vesting or other treatment of your Option pursuant to the terms of this Agreement, the Plan, a written employment or other written compensatory agreement between you and the Company or an Affiliate, or a written compensatory program or policy of the Company or an Affiliate otherwise applicable to you, you will immediately and automatically forfeit to the Company the unvested portion of the Option in the event your Service terminates for any reason. Forfeiture of Vested Options If your Service terminates for any reason, other than for Cause, the vested portion of your Option will expire at the close of business at Company headquarters on the ninetieth (90th) day after your termination date. Treatment of Unvested and Vested Options - Cause If your Service is terminated for Cause, then you shall immediately forfeit all rights to your entire Option (both vested and unvested portions), and the Option shall immediately and automatically expire. Notice of Exercise The vested portion of your Option may be exercised, in whole or in part, by (i) giving written notice to the Company or its designee or agent in such form and manner and following such procedures as the Company may prescribe, of your intent to exercise and (ii) delivering to the Company or its designee or agent full payment for the Common Shares as to which the Option is to be exercised. The notice must specify how many Common Shares you wish to purchase and must also specify how your Common Shares should be registered. If someone else wants to exercise this Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so. Form of Payment When you wish to exercise this Option in full or in part, you must include payment of the aggregate Option Price for the Common Shares you are purchasing. Payment may be made in one (or a combination) of the following forms: • Cash or another cash equivalent acceptable to the Company. • In any other form that is consistent with the Plan and Applicable Laws, including by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Common Shares and to deliver all or part of the proceeds of such sale to the Company in payment of such Option Price. Evidence of Issuance The issuance of the Common Shares upon exercise of this Option shall be evidenced in such a manner as the Company, in its discretion, deems appropriate, including, without limitation, by (i) book-entry registration or (ii) issuance of one or more share certificates. Withholding Taxes You agree as a condition of this Agreement that you will make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the Option exercise or the sale of Common Shares acquired under this Option. In the event that the Company or any Affiliate, as applicable, determines that any federal, state, local, or foreign tax or withholding payment is required relating to the exercise of this Option or the sale of Common Shares arising from this Option, the Company or any Affiliate shall have the right to require you to tender a cash payment, or in the Committee’s discretion, to (i) withhold from the Common Shares to be issued to you a number of Common Shares with

3 an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due or (ii) require transfer of the Common Shares owned with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, provided that any Common Shares withheld will have an aggregate Fair Market Value not exceeding the minimum amount of tax required to be withheld by Applicable Laws; provided, however, for so long as Accounting Standards Update 2016-09 or a similar rule remains in effect, the Committee has full discretion to choose, or to allow you to elect, to withhold a number of Common Shares having an aggregate Fair Market Value that is greater than the applicable minimum required statutory withholding obligation provided that any Common Shares withheld will have an aggregate Fair Market Value not exceeding the maximum amount of tax required to be withheld by Applicable Laws. You agree that the Company or any Affiliate shall be entitled to use whatever method it may deem appropriate to recover such taxes. You further agree that the Company or any Affiliate may, as it reasonably considers necessary, amend or vary this Agreement to facilitate such recovery of taxes. Transferability During your lifetime, only you (or, in the event of your legal incapacity or incompetency, your guardian or legal representative) may exercise the Option. Your Option may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered, whether by operation of law or otherwise, other than by will or by the laws of descent and distribution. If you attempt to do anything other than as expressly permitted by this Agreement, you will immediately and automatically forfeit your Option. Retention Rights This Agreement and the Option evidenced hereby do not give you the right to expectation of employment or other Service by, or to continue in the employment or other Service of, the Company or any Affiliate. Unless otherwise specified in a written employment or other written compensatory agreement between you and the Company or an Affiliate, the Company or any Affiliate, as applicable, reserves the right to terminate your employment or other Service relationship with the Company or an Affiliate at any time and for any reason. Shareholder Rights You have no rights as a shareholder with respect to the Option unless and until the Common Shares underlying the Option have been issued to you upon exercise and either a certificate evidencing your Common Shares has been issued or an appropriate entry has been made on the Company’s books. No adjustments to your Common Shares shall be made for dividends, distributions, or other rights on or with respect to the Common Shares generally if the applicable record date for any such dividend, distribution, or right occurs before your certificate is issued (or an appropriate book entry is made), except as described in the Plan. If you sell or otherwise dispose of the Common Shares acquired pursuant to the exercise of this Option prior to the later of (i) the second (2nd) anniversary of the Grant Date or (ii) the first (1st) anniversary of the date on which the Common Shares were acquired, then you agree to notify the Company in writing of the date of such sale or disposition, the number of Common Shares sold or disposed of, and the sale price per share within ten (10) days of such sale or disposition. Change of Control In the event of a Change in Control, the Option will be treated in the manner provided in Section 17 of the Plan. Clawback This Option is subject to mandatory repayment by you to the Company in the

4 circumstances specified in the Plan, including to the extent you are or in the future become subject to any Company “clawback” or recoupment policy or Applicable Laws that require the repayment by you to the Company of compensation paid by the Company to you in the event that you fail to comply with, or violate, the terms or requirements of such policy or Applicable Laws. Applicable Law This Agreement will be interpreted and enforced under the laws of the Province of British Columbia and the laws of Canada applicable therein, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction. The Plan The text of the Plan is incorporated into this Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan and have the meaning set forth in the Plan. This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments, or negotiations concerning this Option are superseded, except that any written employment, consulting, confidentiality, non-competition, non-solicitation, and/or severance agreement between you and the Company or an Affiliate, as applicable, shall supersede this Agreement with respect to its subject matter. Data Privacy As a condition of the grant of the Option, you consent to the collection, use, and transfer of personal data as described in this paragraph. You understand that the Company and its Affiliates hold certain personal information about you, including your name, home address and telephone number, date of birth, social security number or equivalent, salary, nationality, job title, ownership interests or directorships held in the Company or its Affiliates, and details of all equity awards or other entitlements to Common Shares awarded, cancelled, exercised, vested or unvested (“Data”). You further understand that the Company and its Affiliates will transfer Data amongst themselves as necessary for the purposes of implementation, administration, and management of your participation in the Plan, and that the Company and any of its Affiliates may each further transfer Data to any third parties assisting the Company in the implementation, administration, and management of the Plan. You understand that these recipients may be located in the European Economic Area or elsewhere, such as the United States. You authorize them to receive, possess, use, retain, and transfer such Data as may be required for the administration of the Plan or the subsequent holding of Common Shares on your behalf, in electronic or other form, for the purposes of implementing, administering, and managing your participation in the Plan, including any requisite transfer to a broker or other third party with whom you may elect to deposit any Shares acquired under the Plan. You understand that you may, at any time, view such Data or require any necessary amendments to the Data. Consent to Electronic Delivery You agree, by accepting the Option, to receive documents related to the Option by electronic delivery (including e-mail or reference to a website or other URL) and, if requested, agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company, and your consent shall remain in effect throughout your term of Service and thereafter until you withdraw such consent in writing to the Company.

5 Code Section 409A The grant of the Option under this Agreement is intended to be exempt from Code Section 409A (“Section 409A”), and, accordingly, to the maximum extent permitted, this Agreement shall be interpreted and administered to be in compliance with Section 409A. Notwithstanding anything to the contrary in the Plan or this Agreement, none of the Company, its Affiliates, the Board, or the Committee will have any obligation to take any action to prevent the assessment of any excise tax or penalty on you under Section 409A, and none of the Company, its Affiliates, the Board, or the Committee will have any liability to you for such tax or penalty. Successors and Assigns This Agreement shall inure to the successors and assigns of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by you, except to the extent expressly permitted herein. Severability If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable By accepting this Agreement, you agree to all of the terms and conditions described above and in the Plan

ARBUTUS BIOPHARMA CORPORATION 2026 OMNIBUS SHARE AND INCENTIVE PLAN NONQUALIFIED STOCK OPTION AGREEMENT COVER SHEET Arbutus Biopharma Corporation, a company incorporated under the laws of the Province of British Columbia (the “Company”), hereby grants an option (the “Option”) to purchase the Company’s common shares, without par value (the “Common Shares”), to the Grantee named below, subject to the vesting and other conditions set forth below. Additional terms and conditions of the Option are set forth in this cover sheet and in the attached Nonqualified Stock Option Agreement (together, the “Agreement”) and in the Arbutus Biopharma Corporation 2026 Omnibus Share and Incentive Plan (as it has been or may be amended and/or restated from time to time, the “Plan”). Name of Grantee: [●] Grant Date: [●] Number of Common Shares Covered by the Option: [●] Option Price per Common Share: [●] Vesting Commencement Date: [●] Vesting Schedule: The Option shall vest as follows: one third to vest on [INSERT DATE]; one third to vest on [INSERT DATE] and one third to vest on [INSERT DATE], while the Grantee remains an eligible Service Provider, and will be exercisable in whole up to the expiration of the Option or such earlier date as may be required or stipulated in accordance with the Plan or the terms of this Agreement; the Option, once vested, shall remain vested until the expiration, termination or surrender of the Option. By your electronic acknowledgement of this Agreement, you agree to all of the terms and conditions described in the Agreement and in the Plan (a copy of which has been made available to you and will be provided on request). You acknowledge that you have carefully reviewed the Plan and agree that the Plan shall control in the event any provision of this Agreement should appear to be inconsistent with the Plan. Grantee: Date: (Signature) Company: Date: (Signature) Name: Title:

Attachment This is not a share certificate or a negotiable instrument.

1 ARBUTUS BIOPHARMA CORPORATION 2026 OMNIBUS SHARE AND INCENTIVE PLAN NONQUALIFIED STOCK OPTION AGREEMENT Nonqualified Stock Option This Agreement evidences an award of an Option exercisable for the number of Common Shares set forth on the cover sheet and subject to the terms and conditions set forth in this Agreement and the Plan. This Option is not intended to be an “incentive stock option” under Section 422 of the Code and will be interpreted accordingly. Vesting Your Option is exercisable only before it expires and then only with respect to the vested portion of the Option. Your Option shall vest in accordance with the vesting schedule set forth on the cover sheet of this Agreement. To the extent that vesting could result in any fractional shares, resulting fractional shares will be rounded to the nearest whole Common Share and shall be rounded down as necessary as of the last applicable vesting date; provided, in all cases, you cannot vest in more than the number of Common Shares covered by your Option, as set forth on the cover sheet of this Agreement. Leaves of Absence For purposes of this Agreement, your Service does not terminate when you go on a bona fide leave of absence that was approved by the Company in writing if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by Applicable Laws. However, in all other cases, your Service will be treated as terminating ninety (90) days after you went on employee leave, unless your right to return to active work is guaranteed by law or by a contract. Your Service terminates in any event when the approved leave ends unless you immediately return to active employee work. The Company may determine, in its discretion, which leaves count for this purpose and when your Service terminates for all purposes under the Plan in accordance with the provisions of the Plan. Expiration/Term Notwithstanding anything in this Agreement to the contrary, your Option will expire in any event at the close of business at Company headquarters on the day before the tenth (10th) anniversary of the Grant Date, as shown on the cover sheet. Your Option will expire earlier if your Service terminates, as described below, or may terminate earlier if a Change in Control occurs. Forfeiture of Unvested Options Unless the termination of your Service triggers accelerated vesting or other treatment of your Option pursuant to the terms of this Agreement, the Plan, a written employment or other written compensatory agreement between you and the Company or an Affiliate, or a written compensatory program or policy of the Company or an Affiliate otherwise applicable to you, you will immediately and automatically forfeit to the Company the unvested portion of the Option in the event your Service terminates for any reason. Forfeiture of Vested Options If your Service terminates for any reason, other than for Cause, the vested portion of your Option will expire at the close of business at Company headquarters on the ninetieth (90th) day after your termination date.

2 Treatment of Unvested and Vested Options - Cause If your Service is terminated for Cause, then you shall immediately forfeit all rights to your entire Option (both vested and unvested portions), and the Option shall immediately and automatically expire. Notice of Exercise The vested portion of your Option may be exercised, in whole or in part, by (i) giving written notice to the Company or its designee or agent in such form and manner and following such procedures as the Company may prescribe, of your intent to exercise and (ii) delivering to the Company or its designee or agent full payment for the Common Shares as to which the Option is to be exercised. The notice must specify how many Common Shares you wish to purchase and must also specify how your Common Shares should be registered. If someone else wants to exercise this Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so. Form of Payment When you wish to exercise this Option in full or in part, you must include payment of the aggregate Option Price for the Common Shares you are purchasing. Payment may be made in one (or a combination) of the following forms: • Cash or another cash equivalent acceptable to the Company. • In any other form that is consistent with the Plan and Applicable Laws, including by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Common Shares and to deliver all or part of the proceeds of such sale to the Company in payment of such Option Price. Evidence of Issuance The issuance of the Common Shares upon exercise of this Option shall be evidenced in such a manner as the Company, in its discretion, deems appropriate, including, without limitation, by (i) book-entry registration or (ii) issuance of one or more share certificates. Withholding Taxes You agree as a condition of this Agreement that you will make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the Option exercise or the sale of Common Shares acquired under this Option. In the event that the Company or any Affiliate, as applicable, determines that any federal, state, local, or foreign tax or withholding payment is required relating to the exercise of this Option or the sale of Common Shares arising from this Option, the Company or any Affiliate shall have the right to require you to tender a cash payment, or in the Committee’s discretion, to (i) withhold from the Common Shares to be issued to you a number of Common Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due or (ii) require transfer of the Common Shares owned with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, provided that any Common Shares withheld will have an aggregate Fair Market Value not exceeding the minimum amount of tax required to be withheld by Applicable Laws; provided, however, for so long as Accounting Standards Update 2016-09 or a similar rule remains in effect, the Committee has full discretion to choose, or to allow you to elect, to withhold a number of Common Shares having an aggregate Fair Market Value that is greater than the applicable minimum required statutory withholding obligation provided that any Common Shares withheld will have an aggregate Fair Market Value not exceeding the maximum amount of tax required to be withheld by Applicable Laws. You agree that the Company or any Affiliate shall be entitled to use whatever method it may deem appropriate to recover such taxes. You further agree that the Company or any Affiliate may, as it reasonably considers necessary, amend or vary this Agreement to

3 facilitate such recovery of taxes. Transferability During your lifetime, only you (or, in the event of your legal incapacity or incompetency, your guardian or legal representative) may exercise the Option. Your Option may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered, whether by operation of law or otherwise, other than by will or by the laws of descent and distribution. If you attempt to do anything other than as expressly permitted by this Agreement, you will immediately and automatically forfeit your Option. Retention Rights This Agreement and the Option evidenced hereby do not give you the right to expectation of employment or other Service by, or to continue in the employment or other Service of, the Company or any Affiliate. Unless otherwise specified in a written employment or other written compensatory agreement between you and the Company or an Affiliate, the Company or any Affiliate, as applicable, reserves the right to terminate your employment or other Service relationship with the Company or an Affiliate at any time and for any reason. Shareholder Rights You have no rights as a shareholder with respect to the Option unless and until the Common Shares underlying the Option have been issued to you upon exercise and either a certificate evidencing your Common Shares has been issued or an appropriate entry has been made on the Company’s books. No adjustments to your Common Shares shall be made for dividends, distributions, or other rights on or with respect to the Common Shares generally if the applicable record date for any such dividend, distribution, or right occurs before your certificate is issued (or an appropriate book entry is made), except as described in the Plan. Change of Control In the event of a Change in Control, the Option will be treated in the manner provided in Section 17 of the Plan. Clawback This Option is subject to mandatory repayment by you to the Company in the circumstances specified in the Plan, including to the extent you are or in the future become subject to any Company “clawback” or recoupment policy or Applicable Laws that require the repayment by you to the Company of compensation paid by the Company to you in the event that you fail to comply with, or violate, the terms or requirements of such policy or Applicable Laws. Applicable Law This Agreement will be interpreted and enforced under the laws of the Province of British Columbia and the laws of Canada applicable therein, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction. The Plan The text of the Plan is incorporated into this Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan and have the meaning set forth in the Plan. This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments, or negotiations concerning this Option are superseded, except that any written employment, consulting, confidentiality, non-competition, non-solicitation, and/or severance agreement between you and the Company or an Affiliate, as applicable, shall supersede this Agreement with respect to its subject matter.

4 Data Privacy As a condition of the grant of the Option, you consent to the collection, use, and transfer of personal data as described in this paragraph. You understand that the Company and its Affiliates hold certain personal information about you, including your name, home address and telephone number, date of birth, social security number or equivalent, salary, nationality, job title, ownership interests or directorships held in the Company or its Affiliates, and details of all equity awards or other entitlements to Common Shares awarded, cancelled, exercised, vested or unvested (“Data”). You further understand that the Company and its Affiliates will transfer Data amongst themselves as necessary for the purposes of implementation, administration, and management of your participation in the Plan, and that the Company and any of its Affiliates may each further transfer Data to any third parties assisting the Company in the implementation, administration, and management of the Plan. You understand that these recipients may be located in the European Economic Area or elsewhere, such as the United States. You authorize them to receive, possess, use, retain, and transfer such Data as may be required for the administration of the Plan or the subsequent holding of Common Shares on your behalf, in electronic or other form, for the purposes of implementing, administering, and managing your participation in the Plan, including any requisite transfer to a broker or other third party with whom you may elect to deposit any Shares acquired under the Plan. You understand that you may, at any time, view such Data or require any necessary amendments to the Data. Consent to Electronic Delivery You agree, by accepting the Option, to receive documents related to the Option by electronic delivery (including e-mail or reference to a website or other URL) and, if requested, agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company, and your consent shall remain in effect throughout your term of Service and thereafter until you withdraw such consent in writing to the Company. Code Section 409A The grant of the Option under this Agreement is intended to be exempt from Code Section 409A (“Section 409A”), and, accordingly, to the maximum extent permitted, this Agreement shall be interpreted and administered to be in compliance with Section 409A. Notwithstanding anything to the contrary in the Plan or this Agreement, none of the Company, its Affiliates, the Board, or the Committee will have any obligation to take any action to prevent the assessment of any excise tax or penalty on you under Section 409A, and none of the Company, its Affiliates, the Board, or the Committee will have any liability to you for such tax or penalty. Successors and Assigns This Agreement shall inure to the successors and assigns of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by you, except to the extent expressly permitted herein. Severability If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable By accepting this Agreement, you agree to all of the terms and conditions described above and in the Plan

ARBUTUS BIOPHARMA CORPORATION 2026 OMNIBUS SHARE AND INCENTIVE PLAN STOCK OPTION AGREEMENT (CANADA) COVER SHEET Arbutus Biopharma Corporation, a company incorporated under the laws of the Province of British Columbia (the “Company”), hereby grants an option (the “Option”) to purchase the Company’s common shares, without par value (the “Common Shares”), to the Grantee named below, subject to the vesting and other conditions set forth below. Additional terms and conditions of the Option are set forth in this cover sheet and in the attached Stock Option Agreement (together, the “Agreement”) and in the Arbutus Biopharma Corporation 2026 Omnibus Share and Incentive Plan (as it has been or may be amended and/or restated from time to time, the “Plan”). Name of Grantee: [●] Grant Date: [●] Number of Common Shares Covered by the Option: [●] Option Price per Common Share: [●] Vesting Commencement Date: [●] Vesting Schedule: The Option shall vest as follows: one third to vest on [INSERT DATE]; one third to vest on [INSERT DATE] and one third to vest on [INSERT DATE], while the Grantee remains an eligible Service Provider, and will be exercisable in whole up to the expiration of the Option or such earlier date as may be required or stipulated in accordance with the Plan or the terms of this Agreement; the Option, once vested, shall remain vested until the expiration, termination or surrender of the Option. By your electronic acknowledgement of this Agreement, you agree to all of the terms and conditions described in the Agreement and in the Plan (a copy of which has been made available to you and will be provided on request). You acknowledge that you have carefully reviewed the Plan and agree that the Plan shall control in the event any provision of this Agreement should appear to be inconsistent with the Plan. Grantee: Date: (Signature) Company: Date: (Signature) Name: Title:

Attachment This is not a share certificate or a negotiable instrument.

1 ARBUTUS BIOPHARMA CORPORATION 2026 OMNIBUS SHARE AND INCENTIVE PLAN STOCK OPTION AGREEMENT (CANADA) Stock Option This Agreement evidences an award of an Option exercisable for the number of Common Shares set forth on the cover sheet and subject to the terms and conditions set forth in this Agreement and the Plan. For Canadian Income Tax purposes, this Option is intended to be governed by Section 7 of the Income Tax Act (Canada). Vesting Your Option is exercisable only before it expires and then only with respect to the vested portion of the Option. Your Option shall vest in accordance with the vesting schedule set forth on the cover sheet of this Agreement. To the extent that vesting could result in any fractional shares, resulting fractional shares will be rounded to the nearest whole Common Share and shall be rounded down as necessary as of the last applicable vesting date; provided, in all cases, you cannot vest in more than the number of Common Shares covered by your Option, as set forth on the cover sheet of this Agreement. Leaves of Absence For purposes of this Agreement, your Service does not terminate when you go on a bona fide leave of absence that was approved by the Company in writing if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by Applicable Laws. However, in all other cases, your Service will be treated as terminating ninety (90) days after you went on employee leave, unless your right to return to active work is guaranteed by law or by a contract. Your Service terminates in any event when the approved leave ends unless you immediately return to active employee work. The Company may determine, in its discretion, which leaves count for this purpose and when your Service terminates for all purposes under the Plan in accordance with the provisions of the Plan. Expiration/Term Notwithstanding anything in this Agreement to the contrary, your Option will expire in any event at the close of business at Company headquarters on the day before the tenth (10th) anniversary of the Grant Date, as shown on the cover sheet. Your Option will expire earlier if your Service terminates, as described below, or may terminate earlier if a Change in Control occurs. Forfeiture of Unvested Options Unless the termination of your Service triggers accelerated vesting or other treatment of your Option pursuant to the terms of this Agreement, the Plan, a written employment or other written compensatory agreement between you and the Company or an Affiliate, or a written compensatory program or policy of the Company or an Affiliate otherwise applicable to you, you will immediately and automatically forfeit to the Company the unvested portion of the Option in the event your Service terminates for any reason. Forfeiture of Vested Options If your Service terminates for any reason, other than for Cause, the vested portion of your Option will expire at the close of business at Company headquarters on the ninetieth (90th) day after your termination date.

2 Treatment of Unvested and Vested Options - Cause If your Service is terminated for Cause, then you shall immediately forfeit all rights to your entire Option (both vested and unvested portions), and the Option shall immediately and automatically expire. Notice of Exercise The vested portion of your Option may be exercised, in whole or in part, by (i) giving written notice to the Company or its designee or agent in such form and manner and following such procedures as the Company may prescribe, of your intent to exercise and (ii) delivering to the Company or its designee or agent full payment for the Common Shares as to which the Option is to be exercised. The notice must specify how many Common Shares you wish to purchase and must also specify how your Common Shares should be registered. If someone else wants to exercise this Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so. Form of Payment When you wish to exercise this Option in full or in part, you must include payment of the aggregate Option Price for the Common Shares you are purchasing. Payment may be made in one (or a combination) of the following forms: • Cash or another cash equivalent acceptable to the Company. • In any other form that is consistent with the Plan and Applicable Laws, including by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Common Shares and to deliver all or part of the proceeds of such sale to the Company in payment of such Option Price. Evidence of Issuance The issuance of the Common Shares upon exercise of this Option shall be evidenced in such a manner as the Company, in its discretion, deems appropriate, including, without limitation, by (i) book-entry registration or (ii) issuance of one or more share certificates. Withholding Taxes You agree as a condition of this Agreement that you will make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the Option exercise or the sale of Common Shares acquired under this Option. In the event that the Company or any Affiliate, as applicable, determines that any federal, state, provincial, local, or foreign tax or withholding payment is required relating to the exercise of this Option or the sale of Common Shares arising from this Option, the Company or any Affiliate shall have the right to require you to tender a cash payment, or in the Committee’s discretion, to withhold from the Common Shares to be issued to you a number of Common Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, provided that any Common Shares withheld will have an aggregate Fair Market Value not exceeding the minimum amount of tax required to be withheld by Applicable Laws; provided, however, for so long as Accounting Standards Update 2016-09 or a similar rule remains in effect, the Committee has full discretion to choose, or to allow you to elect, to withhold a number of Common Shares having an aggregate Fair Market Value that is greater than the applicable minimum required statutory withholding obligation provided that any Common Shares withheld will have an aggregate Fair Market Value not exceeding the maximum amount of tax required to be withheld by Applicable Laws. You agree that the Company or any Affiliate shall be entitled to use whatever method it may deem appropriate to recover such taxes. You further agree that the Company or any Affiliate may, as it reasonably considers necessary, amend or vary this Agreement to facilitate such recovery of taxes.

3 Transferability During your lifetime, only you (or, in the event of your legal incapacity or incompetency, your guardian or legal representative) may exercise the Option. Your Option may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered, whether by operation of law or otherwise, other than by will or by the laws of descent and distribution. If you attempt to do anything other than as expressly permitted by this Agreement, you will immediately and automatically forfeit your Option. Retention Rights This Agreement and the Option evidenced hereby do not give you the right to expectation of employment or other Service by, or to continue in the employment or other Service of, the Company or any Affiliate. Unless otherwise specified in a written employment or other written compensatory agreement between you and the Company or an Affiliate, the Company or any Affiliate, as applicable, reserves the right to terminate your employment or other Service relationship with the Company or an Affiliate at any time and for any reason. Shareholder Rights You have no rights as a shareholder with respect to the Option unless and until the Common Shares underlying the Option have been issued to you upon exercise and either a certificate evidencing your Common Shares has been issued or an appropriate entry has been made on the Company’s books. No adjustments to your Common Shares shall be made for dividends, distributions, or other rights on or with respect to the Common Shares generally if the applicable record date for any such dividend, distribution, or right occurs before your certificate is issued (or an appropriate book entry is made), except as described in the Plan. Change of Control In the event of a Change in Control, the Option will be treated in the manner provided in Section 17 of the Plan. Clawback This Option is subject to mandatory repayment by you to the Company in the circumstances specified in the Plan, including to the extent you are or in the future become subject to any Company “clawback” or recoupment policy or Applicable Laws that require the repayment by you to the Company of compensation paid by the Company to you in the event that you fail to comply with, or violate, the terms or requirements of such policy or Applicable Laws. Applicable Law This Agreement will be interpreted and enforced under the laws of the Province of British Columbia and the laws of Canada applicable therein, as provided in Section 18.9 of the Plan. The Plan The text of the Plan is incorporated into this Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan and have the meaning set forth in the Plan. This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments, or negotiations concerning this Option are superseded, except that any written employment, consulting, confidentiality, non-competition, non-solicitation, and/or severance agreement between you and the Company or an Affiliate, as applicable, shall supersede this Agreement with respect to its subject matter. Data Privacy By acknowledging and accepting this Agreement, and as a condition of the grant of the Option, you consent to the collection, use, and transfer of personal data as described in

4 this paragraph. You understand that the Company and its Affiliates hold certain personal information about you, including your name, home address and telephone number, date of birth, social security number or equivalent, salary, nationality, job title, ownership interests or directorships held in the Company or its Affiliates, and details of all equity awards or other entitlements to Common Shares awarded, cancelled, exercised, vested or unvested (“Data”). You further understand that the Company and its Affiliates will transfer Data amongst themselves as necessary for the purposes of implementation, administration, and management of your participation in the Plan, and that the Company and any of its Affiliates may each further transfer Data to any third parties assisting the Company in the implementation, administration, and management of the Plan. You understand that these recipients may be located in the European Economic Area or elsewhere, such as the United States. You authorize the Company and its Affiliates and third parties assisting the Company to receive, possess, use, retain, and transfer such Data as may be required for the administration of the Plan or the subsequent holding of Common Shares on your behalf, in electronic or other form, for the purposes of implementing, administering, and managing your participation in the Plan, including any requisite transfer to a broker or other third party with whom you may elect to deposit any Shares acquired under the Plan. You understand that you may, at any time, view such Data or require any necessary amendments to the Data. Consent to Electronic Delivery By acknowledging and accepting this Agreement, you consent to the receipt from the Company and its Affiliates and third parties assisting the Company of commercial electronic communications relating to the Options and the implementation, administration, and management of your participation in the Plan, including the receipt of documents, (whether by e-mail or reference to a website or other URL) and, if requested, agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company, and your consent shall remain in effect throughout your term of Service and thereafter until you withdraw such consent in writing to the Company. No Liability for Taxes As a condition to accepting the Option, you hereby (a) agree to no make any claim against the Company, or any of its Officers, Directors, Employees, or Affiliates related to tax liabilities arising from the Option or other Company compensation and (b) acknowledge that you were advised to consult with your own personal tax, financial and other legal advisors regarding the tax consequences of the Option and have either done so or knowingly and voluntarily declined to so. Successors and Assigns This Agreement shall inure to the successors and assigns of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by you, except to the extent expressly permitted herein of the Plan. Severability If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable By accepting this Agreement, you agree to all of the terms and conditions described above and in the Plan